UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 28, 2021

AMERICAN FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

Ohio	1-13653	31-1544320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 East Fourth Street, Cincinnati, OH	45202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (513) 579-2121

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AFG	New York Stock Exchange
5.875% Subordinated Debentures due March 30, 2059	AFGB	New York Stock Exchange
5.125% Subordinated Debentures due December 15, 2059	AFGC	New York Stock Exchange
5.625% Subordinated Debentures due June 1, 2060	AFGD	New York Stock Exchange
4.5% Subordinated Debentures due September 15, 2060	AFGE	New York Stock Exchange

Item 2.01	Completion of Acquisition or Disposition of Assets.

On May 28, 2021, American Financial Group, Inc. (the “Company”) and Great American Financial Resources, Inc., a Delaware corporation (“Seller”) and a direct wholly-owned subsidiary of the Company, completed the previously announced sale (the “Transaction”) of the Company’s annuity business and related assets through the sale of all of the issued and outstanding equity of (i) Great American Life Insurance Company, an Ohio domiciled indirect life insurance company subsidiary of the Company (“GALIC”), (ii) Great American Advisors, Inc., an Ohio domiciled indirect broker-dealer subsidiary of the Company (“GAAI”), and (iii) AAG Insurance Agency, Inc., a Kentucky domiciled insurance agency subsidiary of the Company (together with GAAI, GALIC and GALIC’s annuity insurance company subsidiaries (Annuity Investors Life Insurance Company and Manhattan National Life Insurance Company), the “Acquired Companies”).  The Acquired Companies were acquired by a subsidiary of Massachusetts Mutual Life Insurance Company, a mutual life insurance company organized under the laws of Massachusetts (“Buyer”).  The Transaction resulted in the Company’s disposition of the Company’s annuity business and related assets. The purchase price at closing payable by Buyer to Seller for the sale of the Acquired Companies was approximately $3.5 billion in cash. The purchase price is subject to a post-closing adjustment mechanism set forth in the definitive stock purchase agreement for the Transaction.

Item 7.01	Regulation FD Disclosure.

On May 28, 2021, the Company issued a press release announcing the completion of the sale of the Company’s annuity business and related assets.  The press release is furnished as Exhibit 99.1 to this Form 8-K.

The information and exhibit provided pursuant to this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section 18, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward-Looking Statements

Statements made in this Current Report on Form 8-K concerning the Company, the Company’s or management’s intentions, expectations, outlook or predictions about future results or events, including the assumptions underlying the unaudited pro forma condensed consolidated financial information, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements reflect management’s current intentions or beliefs and are subject to risks and uncertainties that could cause actual results or events to vary from stated expectations, which variations could be material and adverse. Actual results and/or financial condition could differ materially from those contained in or implied by such forward-looking statements for a variety of reasons including, but not limited to: changes in financial, political and economic conditions, including changes in interest and inflation rates, currency fluctuations and extended economic recessions or expansions in the U.S. and/or abroad; performance of securities markets; new legislation or declines in credit quality or credit ratings that could have a material impact on the valuation of securities in the Company’s investment portfolio; the availability of capital; changes in insurance law or regulation, including changes in statutory accounting rules, including modifications to capital requirements; the effects of the COVID-19 outbreak, including the effects on the international and national economy and credit markets, legislative or regulatory developments affecting the insurance industry, quarantines or other travel or health-related restrictions; changes in the legal environment affecting the Company or its customers; tax law and accounting changes; levels of natural catastrophes and severe weather, terrorist activities (including any nuclear, biological, chemical or radiological events), incidents of war or losses resulting from pandemics, civil unrest and other major losses; disruption caused by cyber-attacks or other technology breaches or failures by the Company or its business partners and service providers, which could negatively impact the Company’s business and/or expose the Company to litigation; development of insurance loss reserves and establishment of other reserves, particularly with respect to amounts associated with asbestos and environmental claims; availability of reinsurance and ability of reinsurers to pay their obligations; competitive pressures; the ability to obtain adequate rates and policy terms; changes in the Company’s credit ratings or the financial strength ratings assigned by major ratings agencies to the Company’s operating subsidiaries; the impact of the conditions in the international financial markets and the global economy relating to the Company’s international operations; and other factors identified in the Company’s filings with the U.S. Securities and Exchange Commission. The unaudited pro forma condensed consolidated financial information contained in this Current Report on Form 8-K is for illustrative purposes only and is based on various adjustments and assumptions and is not necessarily an indication of the financial condition or the results of operations of the Company that would have been achieved had the Transaction been completed as of the date indicated or that may be achieved in the future. The Company’s forward-looking statements speak only as of the time made, and management assumes no obligation to publicly update any such statements. Additional information concerning these and other factors that could cause actual results and events to differ materially from the Company’s current expectations are contained in the Company’s Form 10-K for the year ended December 31, 2020 and in the Company’s Form 10-Q for the quarter ended March 31, 2021. The Company undertakes no obligation to update or revise any forward-looking statements to reflect subsequent events, new information or future circumstances.

Item 8.01	Other Events.

In connection with the closing of this transaction, the Company has declared a special, one-time cash dividend of $14.00 per share of Company Common Stock. The dividend is payable on June 15, 2021 to holders of record on June 8, 2021.  In addition, on May 19, 2021, the Company’s Board of Directors authorized the repurchase of up to an additional 5,000,000 shares of the Company’s outstanding common stock through December 31, 2025.

Item 9.01	Financial Statements and Exhibits.

(b)       Pro forma financial information.

The pro forma financial information required by Article 11 of Regulation S-X are attached hereto as Exhibit 99.2 and incorporated by reference herein.

(d)       Exhibits.

99.1	Press Release of American Financial Group, Inc. (furnished and not filed)

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements

104	Cover page Interactive Date File (embedded within Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 2, 2021	AMERICAN FINANCIAL GROUP, INC.

	By:	/s/ Mark A. Weiss
Mark A. Weiss
Vice President

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